UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Soliciting Material Under Rule 14a-12
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

NOVATION COMPANIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 21, 2015.

NOVATION COMPANIES, INC.	Meeting Information Meeting Type: Annual Meeting For holders as of: May 26, 2015 Date: July 21, 2015 Time: 10:00 AM Location: Hilton President Kansas City 1329 Baltimore Ave Kansas City, MO 64105
You are receiving this communication because you hold shares in the company named above.
NOVATION COMPANIES, INC. 2114 CENTRAL STREET, SUITE 600 KANSAS CITY, MO 64108

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT, NOTICE OF ANNUAL MEETING AND ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 11, 2015 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

1a.    Art N. Burtscher

1b.    Robert G. Pearse

1c.    Jeffrey E. Eberwein

2.	Proposal to ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2015.

3.	Proposal to approve, on an advisory basis, the compensation of the Company's Named Executive Officers.

4.	Proposal to approve and adopt the Company's 2015 Incentive Stock Plan.

5.	Proposal to approve and adopt the amendment to the Company's Articles of Amendment and Restatement designed to protect the tax benefits of the Company's net operating loss carryforwards.

6.	Proposal to ratify the Company's NOL Rights Plan designed to protect the tax benefits of the Company's net operating loss carryforwards and approve an extension of its term.

NOTE: The proxy may transact such other business as may properly come before the annual meeting and may postponement or adjournment thereof.

M94257-P67616